UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2005

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 10, 2005, the Company received a notice from The Nasdaq Stock Market indicating that a Nasdaq Listing Qualifications Panel (the “Panel”) has granted the Company’s request for an extension for the Company to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14), subject to the Company filing, on or before March 16, 2005, its Form 10-Q for the quarter ended September 30, 2004, its Form 10-K for the fiscal year ended December 31, 2004, and all required restatements. The Panel also indicated that all other conditions for continued listing contained in its January 12, 2005 notice to the Company remain effective, including that the Company’s continued listing is conditioned on the Company timely filing all periodic reports with the Securities and Exchange Commission (“SEC”) and The Nasdaq Stock Market for all reporting periods ending on or before December 31, 2006, and that the filing of a Form 12b-25 extension request will not result in an automatic extension of these deadlines.

Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make, on a timely basis, all filings with the Securities and Exchange Commission required by the Securities Exchange Act of 1934, as amended. The Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, which filing was due on November 15, 2004. If the Company is unable to file its Quarterly Report on Form 10-Q for the period ended September 30, 2004, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, or any required restatement by the March 16, 2005 deadline or any extension of such deadline granted by Nasdaq, then the Company’s shares of common stock will be immediately delisted from the Nasdaq National Market. The Company cannot provide any assurance that it will be able to obtain any future extension from Nasdaq, or whether or not it obtains an extension, that it will be able to meet the existing or any other deadline established by Nasdaq to come into compliance with Nasdaq Marketplace Rule 4310(c)(14). If the Company’s shares of common stock are delisted from Nasdaq, they will continue to trade in the over-the-counter market.

The Company is continuing to work to complete its financial statements for the nine months ended September 30, 2004 and twelve months ended December 31, 2004, and to restate its financial statements for the second, third and fourth fiscal quarters of 2003, the full 2003 fiscal year and the first and second fiscal quarters of 2004. The work that the Company is undertaking to complete such financial statements may also affect its financial statements for other periods. Until such time as the Company is able to refile with the SEC its financial statements for these periods, its existing financial statements should not be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

/s/ Ariel Amir
BY: Ariel Amir, Executive Vice President
and General Counsel

Date: February 10, 2005